Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

RORO | ATAC US Rotation ETF

listed on NYSE Arca, Inc.

February 16, 2024

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated December 20, 2023

The ATAC US Rotation ETF (the “Fund”), a series of Tidal ETF Trust, commenced operations as a non-diversified fund; however, the Fund has continuously operated as diversified for three years and is now classified as a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

Effective immediately, the following changes are made to the summary prospectus and statutory prospectus:

•	The last paragraph under the heading “Principal Investment Strategies” is hereby deleted.

•	The “Non-Diversification Risk” disclosure is hereby deleted in its entirety within the sections titled “Principal Risks of Investing in the Fund” and “Additional Information About The Fund - Principal Risks of Investing in the Fund.”

Effective immediately, the following changes are made to the SAI:

•	In the section titled “Additional Information About Investment Objectives, Policies, and Related Risks” the “Non-Diversification” disclosure is hereby deleted in its entirety and replaced with the following:

Diversification

The Fund is “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, it may have a greater percentage of its assets invested in securities of fewer issuers.

The section in the SAI entitled “Investment Restrictions,” is hereby supplemented with the following new paragraph:

In addition, the Fund is a diversified investment company within the meaning of the 1940 Act. The Fund commenced operations as a non-diversified fund, however, the Fund continuously operated as diversified for three years and effective November 27, 2023, is now classified as diversified. Therefore, in addition to the fundamental investment restrictions above, except with the approval of a majority of the outstanding voting securities, the Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).

Please retain this Supplement for future reference